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                                                                EXHIBIT 10.4


                              AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT


         THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT ("Agreement") is made as of the 19th day of November, 1996, by and between COGENTRIX/BIRCHWOOD TWO, L.P., a Delaware limited partnership ("Pledgor"), and BIRCHWOOD POWER PARTNERS, L.P., a Delaware limited partnership ("Lender").


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, all one hundred (100) shares of the issued and outstanding stock of the Corporation (as hereinafter defined) were previously owned by Corporate Trinity Company, a Delaware corporation ("CTC"), and such shares were previously pledged to Lender pursuant to that certain Stock Pledge Agreement dated as of May 18, 1994 by and between CTC and Lender (the "Original Pledge Agreement");

         WHEREAS, Lender has previously assigned all of its rights to the shares under the Original Pledge Agreement in favor of Credit Suisse, as security agent, under the Security Deposit Agreement (as hereinafter defined) pursuant to that certain Borrower Stock Assignment dated as of May 18, 1994 (the "Original Stock Assignment");

         WHEREAS, CTC granted Lender an option to purchase shares of the stock of the Corporation pursuant to that certain Letter Agreement dated May 13, 1994 (the "Stock Option"), and Lender has assigned its rights under the Stock Option to (i) Pledgor as to a fifty percent (50%) interest and (ii) SEI Birchwood, Inc. ("SEI Birchwood") as to a fifty percent (50%) interest pursuant to that certain Assignment dated November 19, 1996 among Lender, Pledgor and SEI Birchwood;

         WHEREAS, Pledgor intends to exercise the Stock Option and acquire fifty
(50) shares of the issued and outstanding stock of the Corporation from CTC pursuant to the Stock Option;

         WHEREAS, the parties hereto desire to enter into this Agreement to amend and restate the Original Pledge Agreement in order to affirm and provide that the shares transferred to Pledgor remain subject to a pledge in favor of Lender in accordance with the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and intending to be legally bound thereby, the parties hereto hereby agree as follows:

         1. Defined Terms. When used herein, the following terms shall have the following meanings:

         "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control


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with such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Collateral" shall mean the property and interests in property described in Sections 2 and 4 hereof.

         "Corporation" shall mean Greenhost, Inc., a Delaware corporation.

         "Dividends" shall mean any cash dividends or distributions, any and all stock or liquidating dividends, other distributions in property, return of capital or other distributions made by the Corporation on or in respect of the Pledged Securities, whether declared from the net profits or excess cash flow of the Corporation or resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Corporation or received in exchange for the Pledged Securities or of any part thereof as a result of any merger or consolidation to which the Corporation may be a party or otherwise.

         "Event of Default" shall mean any of the events specified in Section 5 hereof.

         "Loan Agreement" means the Loan and Contribution Agreement, dated as of May 18, 1994 between Greenhost, Inc., as Borrower, and Birchwood Power Partners, L.P., as Lender, as the same may be amended, modified or supplemented from time to time.

         "Loan Documents" means the Notes, the Loan Agreement, the New Loan Agreement and any collateral documents thereto.

         "Margin Stock" shall have the meaning given such term in Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Section 221.

         "New Loan Agreement" means the Term Loan and Working Capital Agreement, dated as of November 19, 1996 between Greenhost, Inc., as Borrower, and Birchwood Power Partners, L.P., as Lender, as the same may be amended, modified or supplemented from time to time.

         "Notes" means (i) the promissory note executed by Corporation in the form of Exhibit A to the Loan Agreement, payable to the order of Lender, in the amount of twenty million seventy nine thousand dollars ($20,079,000), (ii) the Working Capital Note executed by Corporation in the form of Exhibit A to the New Loan Agreement, payable to the order of Lender, in the amount of three million dollars ($3,000,000) and (iii) the Term Note executed by Corporation in the form of Exhibit B to the New Loan Agreement payable to the order of Lender, in the amount of two million five hundred thousand dollars ($2,500,000).

         "Obligations" means the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Corporation, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations

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and liabilities of the Corporation to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Notes, New Loan Agreement, the Loan Agreement or this Agreement and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Lender) or otherwise.

         "Person" means any individual, partnership, corporation, business trust, firm, joint stock company, trust, unincorporated association, joint venture, business association, syndicate, government, governmental organization, or other entity of whatever nature.

         "Pledged Securities" shall mean all of the issued and outstanding shares of stock of the Corporation held beneficially or of record by the Pledgor.

         "Project Control Account" shall have the meaning given to such term in the Security Deposit Agreement.

         "Project Loan Agreement": that certain Loan and Reimbursement Agreement, dated as of May 18, 1994, between (i) Birchwood Power Partners, L.P., as Borrower, (ii) Credit Suisse, Banque Paribas, Barclays Bank PLC and Union Bank of California, as Co-Agents, (iii) Credit Suisse and Credit Suisse, New York Branch, as Issuing Bank, (iv) Credit Suisse, as Administrative Agent, and
(v) certain banks and institutions as set forth therein, as the same may be amended, modified or supplemented from time to time.

         "Secured Obligations" shall have the meaning given to such term in the Security Deposit Agreement.

         "Securities Laws" shall mean, collectively, the Securities Act of 1933, as amended; the Securities Exchange Act of 1934, as amended; any similar statute or statutes hereafter enacted analogous in purpose or effect; any state Blue Sky or similar statute analogous in purpose or effect; and any and all rules or regulations promulgated under any of the foregoing.

         "Security Agent": Credit Suisse, in its capacity as security agent for the Secured Parties under the Security Deposit Agreement, or any successor security agent appointed pursuant to Section 2.6 of the Security Deposit Agreement.

         "Security Deposit Agreement" shall mean that certain Security Deposit and Intercreditor Agreement among the Lender, Credit Suisse, as security agent, and certain banks and institutions as set forth therein, dated as of May 18, 1994, as the same may be amended, modified or supplemented from time to time.

         "Stock Option" shall have the meaning set forth in the preamble hereof.

         2. Pledge. To induce Lender to enter into the New Loan Agreement, and in consideration thereof and of any loans, advances or financial accommodations heretofore or



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hereafter granted by Lender to or for the account of the Corporation, whether pursuant to the New Loan Agreement or otherwise, all of which will inure to the direct and material benefit of Pledgor, Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to Lender as security for the payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations of the Corporation, a first and prior perfected lien on and security interest in all of the issued and outstanding stock of the Corporation held beneficially or of record by Pledgor, whether now owned or existing or hereafter acquired or arising, including, without limitation, when acquired, all of the Pledged Securities, together with all proceeds thereof and all cash, additional securities and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any and all of the foregoing (the "Collateral").

         TO HAVE AND TO HOLD the Collateral, together with all rights, title, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

         3. Representations, Warranties and Covenants. Pledgor hereby represents, warrants and covenants to and with Lender as follows:

         (a) Validity and Binding Effect. This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon delivery to the Lender of the stock certificates evidencing the Pledged Securities, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (b) No Legal Bar; No Liens. The execution, delivery and performance of this Agreement will not violate any provision of any requirement of law or contractual obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any requirement of law or contractual obligation of the Pledgor, except the security interests created by this Agreement.

         (c) No Consents Required. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         (d) No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.


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         (e) Title. Upon exercise of the Stock Option by Pledgor and acquisition of the fifty percent (50%) of the shares of the Corporation pursuant thereto, Pledgor will be the legal and equitable owner of, and will have the complete and unconditional authority to pledge, the Pledged Securities and the other Collateral and will hold the same free and clear of all liens, charges, encumbrances and security interests, except those in favor of Lender, and will defend its title thereto against the claims of all persons whomsoever;

         (f) Percentage Ownership. The Pledged Securities included in the Collateral constitute fifty percent (50%) of the issued and outstanding shares of common stock of the Corporation, are validly issued, fully paid and nonassessable; there are no existing options, warrants or commitments of any kind or nature or any outstanding securities or other instruments convertible into shares of any class of stock of the Corporation; and no stock of the Corporation is held in the treasury of the Corporation;

         (g) No Violation of Securities Laws. Pledgor's execution and delivery of this Agreement and the pledge of the Collateral hereunder do not, directly or indirectly, violate or result in a violation of any Securities Law;

         (h) Delivery of Certificates. Concurrently with the execution of this Agreement, Pledgor shall deliver to Lender, or as the Lender may direct, all certificates evidencing the Pledged Securities, accompanied by undated stock powers executed in blank, and by such other instruments or documents as Lender or its counsel may reasonably request;

         (i) No New Stock. Pledgor will not, subsequent to the date of this Agreement, cause or, to the extent it is able to do so, permit the Corporation to issue (by means of a dividend or otherwise) any stock or securities convertible into stock, unless and except upon first having obtained the prior written consent of Lender;

         (j) After-Acquired Collateral. Promptly, and in any event within ten
(10) days, after Pledgor acquires any additional stock in the Corporation or receives or is issued any stock or other securities or property in respect of any of the Collateral, whether or not for value paid for it, Pledgor shall (i) deliver such stock or other securities or property (including, but not limited to, any and all certificates evidencing any such stock or securities) to Lender, together with stock powers or other appropriate instruments of transfer, executed in blank, all to be held subject to the terms of this Agreement; (ii) execute and deliver such pledge agreements, security agreements, financing statements or other instruments, documents or agreements as may be necessary or appropriate to confirm, evidence or perfect the security interests granted hereby;

         (k) Taxes. Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or become liens upon any of the Collateral;

         (l) Margin Stock. None of the stock included in the Collateral is, as of the date of this Agreement, Margin Stock and Pledgor shall, promptly after learning thereof, notify



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Lender of any Collateral which is or becomes Margin Stock and execute and deliver in favor of Lender any and all instruments, documents and agreements necessary to cause the pledge of such Margin Stock to comply with all applicable laws, rules and regulations;

         (m) Additional Assurances. (i) Pledgor agrees to perform, at any time and from time to time, all acts and do all things which Lender may request, now or hereafter, to evidence, preserve, perfect or protect the creation, attachment or perfection of the security interests herein granted to Lender;

                  (ii) The Pledgor will not (A) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral other than in a transaction pursuant to which the net proceeds after payment of the Obligations are deposited into the Project Control Account and, subject to Section 5.4 of the New Loan Agreement, which does not violate the terms or conditions of any "Project Contract" (as defined in the New Loan Agreement), the Project Loan Agreement or the Loan Agreement, (B) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement, or (C) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Lender to sell, assign or transfer any of the Collateral;

         (n) No Amendments. Without the prior written consent of Lender, Pledgor will not approve or consent to any changes to the Articles or Certificate of Incorporation or By-Laws of the Corporation which would in any way impair or diminish the rights of Pledgor or Lender thereunder;

         (o) Right to Perform. In the event that Pledgor fails or refuses to perform any of its obligations set forth herein, Lender shall have the right, without obligation, to do all things it deems necessary or advisable to discharge the same, and any sums paid by Lender, or the cost thereof, including without limitation, attorneys' fees, shall constitute secured Obligations and bear interest until paid; and

         (p) No Obligation. Pledgor acknowledges and agrees that nothing contained herein shall obligate Lender or impose a duty upon Lender to assume any duties or obligations of Pledgor with respect to any of the Collateral.

         4. Collateral Assignment of Dividends.

         (a) Irrespective of whether there exists an Event of Default hereunder, Pledgor agrees that so long as any of the Notes are outstanding, any and all Dividends paid by the Corporation with respect to the Pledged Securities are hereby irrevocably assigned as collateral security by Pledgor to Credit Suisse, as security agent under the Security Deposit Agreement and shall be delivered to, Credit Suisse, as security agent under the Security Deposit Agreement for deposit into the Project Control Account, to be applied and distributed in accordance with the terms of the Security Deposit Agreement. Pledgor recognizes and agrees that such assignment will provide collateral security for the payment and performance of the obligations of Lender secured by the Security Deposit Agreement (including, without



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limitation, all "Secured Obligations" referred to therein), and Pledgor confirms that it is familiar with and has reviewed the terms and conditions of the Security Deposit Agreement and related Project Loan Agreement. Until the Notes are paid in full, Pledgor hereby irrevocably authorizes and directs the Corporation to pay all Dividends with respect to the Pledged Securities into the Project Control Account and confirms and agrees that Pledgee shall be entitled to assign its rights under this Agreement, including this Section 4, to the Security Agent under the terms of the Security Deposit Agreement.

         (b) At such time as all of the Notes have been paid in full, any and all Dividends thereafter declared shall no longer be subject to the provisions of Section 4(a) above, and the assignment of Dividends and direction of payment thereof to the Project Control Agreement provided for therein shall be of no further force or effect.

         5. Holding Collateral; Exchanges. Lender may hold any of the Collateral, endorsed or assigned in blank, and may deliver any of the Collateral to the issuer thereof for the purpose of making denominational exchanges or registrations or transfers or for such other purpose in furtherance of this Agreement as Lender may deem desirable.

         6. Voting Rights. Pledgor shall retain all voting rights with respect to the Pledged Securities and other Collateral until such time as an Event of Default shall have occurred; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, the New Loan Agreement, this Agreement or any other Loan Document. If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to the Pledgor, all shares of the Pledged Securities shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (i) all voting, corporate and other rights pertaining to such shares of the Pledged Securities at any meeting of shareholders of the Corporation or otherwise), and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Corporation, or upon the exercise by the Pledgor or the Lender of any right, privilege or option pertaining to such shares of the Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         7. SEC Approval. Pledgor shall not exercise the Option until the date the Securities and Exchange Commission shall have issued an order in SEC Docket 70-8935 authorizing SEI Birchwood to acquire the stock of fifty percent (50%) of the Corporation



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under the Public Utility Holding Company Act of 1935 and such order shall have become final.

         8. Default. Each of the following shall constitute an "Event of Default" hereunder:

         (a) Default Under the New Loan Agreement. If there shall occur any "Event of Default," as defined in Article 7 of the New Loan Agreement.

         (b) Liens or Encumbrances. If any of the Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any Lien or distress;

         (c) Misrepresentation. If Pledgor or any Affiliate of Pledgor makes any misrepresentation to Lender in connection with this Agreement or any transaction relating thereto; or

         (d) Covenants. If Pledgor shall default in the observance or performance of any covenant or agreement contained in this Agreement.

         9. Remedies. Upon and after an Event of Default, Lender shall have the following rights and remedies:

         (a) Secured Creditor. All of the rights and remedies of a secured party under the Uniform Commercial Code of the State where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement.

         (b) Right of Sale. Lender may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times (i) apply any Dividends or other property received by Lender pursuant to Section 4 hereof to the Obligations and the Secured Obligations and (ii) sell the remaining Collateral, or any part thereof, at public or private sale or at any broker's board or office of the Lender or on any securities exchange, for cash, upon credit or for future delivery as Lender shall deem appropriate. Lender shall be authorized at any such sale to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or resale thereof, and upon consummation of any such sale Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which Pledgor now has or may have at any time in the future under any rule of law or statute now existing or hereafter enacted. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Lender shall apply any proceeds from time to time held by it and the



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net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys fees and disbursements of counsel to the Lender, first to the payment in whole or in part of the Obligations and secondly to the Secured Obligations, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender or any Lender arising out of the exercise by them of any rights hereunder. The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under
Section 9-112 of the Uniform Commercial Code.

         (c) Notice. In addition thereto, Pledgor further agrees that in the event that notice is necessary under applicable law, written notice mailed to Pledgor in the manner specified in Section 12(o) ten (10) days prior to the date of the disposition of the Collateral subject to the security interest created herein at any such public sale or sale at any broker's board or on any such securities exchange, or prior to the date after which private sale or any other disposition of said Collateral will be made, shall constitute commercially reasonable and fair notice.

         (d) Securities Laws. In view of the position of Pledgor in relation to the securities now or hereafter included in the Collateral, or because of other present or future circumstances, a question may arise under the Securities Laws with respect to any disposition of the Collateral permitted hereunder. Pledgor understands that compliance with the Securities Laws may very strictly limit the course of Lender's conduct if Lender attempts to dispose of all or any part of the Collateral and may also limit the extent to which or the manner in which any subsequent transferee of any Collateral may dispose of the same. Pledgor clearly understands and agrees that Lender shall be entitled to place all or any part of the Collateral for private placement by an investment banking firm, that any such investment banking firm may purchase all or any part of the Collateral for its own account, and that Lender shall be entitled to place all or any part of the Collateral privately with a purchaser or purchasers, notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which Lender sells.

         It is the intention of the parties hereto that the security interests and liens of Lender shall in all relevant respects be subject to and governed by said statutes, rules and regulations to the extent required by law and that nothing in this Agreement shall be construed to diminish the control exercised by Pledgor except in accordance with the provisions of any such applicable statutory requirements and rules and regulations. Pledgor will, and will cause the Corporation to, cooperate in filing all applications and in taking all other actions (and in providing Lender with all information appropriate to facilitate all other actions) which are necessary or appropriate to comply, and which are not inconsistent with said statutes, rules and regulations so as to permit enforcement of the rights of Lender hereunder.


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         10. Power of Attorney; Proxy.

         (a) Appointment of Lender as Pledgor's Lawful Attorney. Upon and after an Event of Default, Pledgor irrevocably designates, makes, constitutes and appoints Lender (and all persons designated by Lender) as its true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Pledgor, and at such time or times thereafter as Lender or said agent, in its discretion, may determine, in the name of Pledgor or Lender, (i) transfer the Collateral on the books of the Corporation, with full power of substitution in the premises; (ii) endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into Lender's possession; and (iii) do all acts and things necessary, in Lender's discretion, to fulfill the obligations of Pledgor under this Agreement.

         (b) Irrevocable Proxy. Upon occurrence of any Event of Default hereunder, Lender, or its nominee, without notice or demand of any kind to Pledgor, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as Lender, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by Lender of any of its rights and remedies under this Section shall not be deemed a disposition of Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by Lender of any of the Collateral in satisfaction of any of the Obligations.

         11. Termination. Pledgor acknowledges and agrees that this Agreement shall continue in full force and effect unless and until all Obligations have been fully paid and performed, after which Lender, at Pledgor's expense, shall return all Collateral then in its possession and control to Pledgor.

         12. Limitation on Liability. Neither the Pledgor, nor any shareholder, officer, employee, director, agent or Affiliate (other than the Borrower) of the Pledgor shall be personally liable for payment of the Obligations or Secured Obligations by reason of this Pledge Agreement or for any other liabilities of the Borrower under any Loan Document. Any judicial proceedings that the Security Agent or any Secured Party may institute against the Pledgor shall be limited to seeking (i) the preservation, enforcement, foreclosure or other sale or disposition of the Collateral or of the pledge and security interest in the Collateral granted by this Pledge Agreement and (ii) the performance by the Pledgor of its covenants and obligations hereunder. The provisions of this
Section 9 shall not be deemed to waive any cause of action the Security Agent or any Secured Party may have against any Person for fraud or willful misconduct by such Person.

         13. Miscellaneous.

         (a) No Subrogation. Notwithstanding anything to the contrary in this Agreement, the Pledgor hereby irrevocably waives all rights which may have arisen in connection with this Agreement to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of the Lender against



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the Corporation or against any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations or the Secured Obligations. The Pledgor hereby further irrevocably waives all contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Corporation or any other Person which may have arisen in connection with this Agreement. So long as the Obligations remain outstanding, if any amount shall be paid by or on behalf of the Corporation to the Pledgor on account of any of the rights waived in this paragraph, such amount shall be held by the Pledgor in trust, segregated from other funds of such Pledgor, and shall, forthwith upon receipt by such Pledgor, be turned over to the Lender in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Lender, if required), to be applied against the Obligations whether matured or unmatured, in such order as the Lender may determine. The provisions of this paragraph shall survive the term of this Agreement and the payment in full of the Obligations and the Secured Obligations and the termination of the Commitments referred to in Section 3.1 of the Loan Agreement.

         (b) Amendments, etc. with Respect to the Obligations. The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interests granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Obligations or the Secured Obligations made by the Lender may be rescinded by the Lender, and any of the Obligations or the Secured Obligations continued, and the Obligations or the Secured Obligations, or the liability of the Corporation or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Lender, and the Notes, the Loan Agreement, the New Loan Agreement, the other Loan Documents, the Secured Obligations, the Project Loan Agreement and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Lender may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Lender for the payment of the Obligations or the Secured Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or the Secured Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or the Secured Obligations and notice of or proof of reliance by the Lender upon this Agreement; the Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Corporation and the Pledgor, on the one hand, and the Lender, on the other, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Corporation or the Pledgor with respect to the Obligations and the Secured Obligations. When pursuing its rights and remedies hereunder against the Pledgor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Corporation or any other Person or against any collateral security or guarantee for the Obligations or the Secured Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Corporation or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Corporation or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Pledgor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Pledgor or the Collateral.

         (c) Duty of Lender. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account, except that the Lender shall have no obligation to invest cash proceeds in its possession and may hold the same as demand deposits. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         (d) Waiver. Each and every right granted to Lender under this Agreement, or allowed it by law or in equity, shall be cumulative and may be exercised singly or concurrently from time to time, and are not exclusive of any other rights or remedies provided by law. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Event of Default shall constitute a waiver of any subsequent Event of Default.

         (e) No Assignment by Pledgor. No assignment hereof shall be made by Pledgor without the prior written consent of Lender. Lender may assign, or sell participations in, its right, title and interest in the Collateral at any time hereafter without notice to or consent of Pledgor or the Corporation.

         (f) Successors and Assigns; Survival. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. All representations, warranties and covenants made herein shall survive the execution and delivery of this Agreement.

         (g) Severability. If any provision of this Agreement or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         (h) Amendment. Neither this Agreement nor any provision hereof may be amended, waived, discharged, modified or terminated except pursuant to a written instrument signed by Pledgor and Lender.

         (i) Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         (j) Lender Not a Joint Venturer. This Agreement shall not in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with Pledgor or as creating any similar relationship or entity, and Pledgor agrees that it will not make any assertion, contention, claim or counterclaim to the contrary in any action, suit or other legal proceeding involving Lender and Pledgor.

         (k) Attorney-in-Fact. Pledgor hereby designates and empowers Lender irrevocably as its attorney-in-fact, at Pledgor's cost and expense, to do in the name of Pledgor, any and all actions which Lender may deem necessary or advisable to perform any of the obligations of Pledgor hereunder upon the failure, refusal or inability of Pledgor to do so and Pledgor hereby indemnifies and agrees to hold Lender harmless from any costs, damages, expenses or liabilities arising against or incurred by Lender in connection therewith.

         (l) Loan Document. This Agreement shall be construed as a Loan Document and shall be subject to all of the benefits, terms and conditions of the Loan Agreement and the New Loan Agreement with respect thereto.

         (m) Conflict of Terms. Except as otherwise provided in this Agreement by specific reference to the applicable provision of the Loan Agreement or the New Loan Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in the Loan Agreement or the New Loan Agreement, the provision contained in the Loan Agreement or the New Loan Agreement, as the case may be, shall govern and control.

         (n) Waivers by Pledgor. Except as otherwise provided for in this Agreement, Pledgor hereby waives (i) presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Lender on which Pledgor may in any way be liable and hereby ratifies and confirms whatever Lender may do in this regard; (ii) any bond or security which might be required by any court prior to allowing Lender to exercise any of Lender's remedies; and (iii) the benefit of all valuation, appraisement and exemption laws.

         (o) All notices, demands, requests, consents, and approvals desired, necessary, required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been properly given if personally delivered or sent, postage prepaid, by first class registered or certified United States mail, return receipt requested, addressed to each party hereto at the following address:

                  If to Lender:      Birchwood Power Partners, L.P.
                                     c/o SEI Birchwood, Inc.
                                     10900 Birchwood Drive
                                     King George, Virginia  22485
                                     Attention:  Thomas E. Dorsey
                                     Telecopy No: (540) 775-2780
                                     Confirmation No.:  (540) 775-0400

                  and:               Birchwood Power Partners, L.P.
                                     c/o Cogentrix/Birchwood Two, L.P.
                                     9405 Arrowpoint Boulevard
                                     Charlotte, North Carolina  28273-81109
                                     Attn:  Elizabeth Rippetoe
                                     Telecopy No.:  (704) 529-5313
                                     Confirmation No.:  (704) 525-3800


                  If to Pledgor:     Cogentrix/Birchwood Two, L.P.
                                     9405 Arrowpoint Boulevard
                                     Charlotte, North Carolina  28273
                                     Attn: Elizabeth Rippetoe
                                     Telecopy No.: (704) 529-5313

or at such other address in the United States as Lender or Pledgor may from time to time designate by like notice. Any such notice, demand, request or other communication shall be considered given or delivered, as the case may be, on the date of personal delivery or on the date of deposit in the United States mail as provided above. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand, request or other communication.

         (p) Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         (q) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement. Any signature page to this Agreement may be evidenced by a telecopy or other facsimile of any original signature page, and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         (r) GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA. EACH PARTY HERETO HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY

LITIGATION RELATING TO TRANSACTIONS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         (s) Submission To Jurisdiction; Waivers. Pledgor hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of any federal or state court sitting in King George County, Virginia;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

                  (iii) agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law or shall limit the right to sue in any other jurisdiction.

         (t) Integration. This Agreement contains the entire agreement and understanding between the parties hereto concerning the pledge of the Pledged Securities and expressly supersedes all prior understandings or agreements, including, without limitation, the Original Pledge Agreement with respect to the Pledged It is the intention of the parties hereto that the Pledged Securities will at all times that the Obligations remain outstanding remain subject to the lien and security interest created by the Original Stock Assignment, as the same may be amended, modified or supplemented from time to time.

         IN WITNESS WHEREOF, this Agreement has been duly executed under seal as of the day and year specified above.

                                       "PLEDGOR"

                                       COGENTRIX/BIRCHWOOD TWO, L.P.

                                       By: Cogentrix of Birchwood I, Inc.,
                                                     a general partner

                                       By:    /s/ Elizabeth L. Rippetoe
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------

                                       "LENDER"

                                       BIRCHWOOD POWER PARTNERS, L.P.

                                       By: SEI Birchwood, Inc.,
                                              a general partner

                                             By:    /s/ Sheri Marcelone Fuller
                                                    ---------------------------
                                             Title: Vice President
                                                    ---------------------------


                                       By: Cogentrix/Birchwood Two, L.P.
                                              a general partner

                                             By: Cogentrix of Birchwood I, Inc.,
                                                     a general partner

                                       By:    /s/ Elizabeth L. Rippetoe
                                              ---------------------------------
                                       Title: Vice President
                                              ---------------------------------